Table of Contents

United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ATOMERA INCORPORATED

(Name of Registrant as Specified In Its Charter)

__________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 10, 2023

Dear Fellow Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Atomera Incorporated (the “Annual Meeting”), to be held on Thursday, May 4, 2023 at 11:00 a.m. Pacific Time.

The Annual Meeting will be held virtually by means of remote communication. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from any location that has Internet connectivity. There will be no physical in-person meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying Proxy Statement.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on March 10, 2023 a Notice of Internet Availability of Proxy Materials, (the “Notice”). The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the Notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of 2023 Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting. We urge you to read this information carefully.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of Atomera that you own, it is important that your shares be represented and voted. Please vote electronically over the Internet, or if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. If you decide to attend the meeting, you will still be able to vote online during the meeting, even if you previously submitted your proxy.

On behalf of the Board of Directors of Atomera, we thank you for your participation.

Sincerely,
/s/ John Gerber
John Gerber Chairman of the Board of Directors

ATOMERA INCORPORATED

750 University Avenue, Suite 280

Los Gatos, California 95032

(408) 442-5248

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, May 4, 2023 at 11:00 a.m. Pacific Time.

Place:	The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live audio webcast by visiting https://web.lumiagm.com/299510298

Items of Business:	(1)	To elect five directors to serve as members of the Board of Directors of the Company (our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	(2)	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
	(3)	To approve our 2023 Stock Incentive Plan.

	(4)	To approve, on an advisory basis, the compensation of our named executive officers.

	(5)	To grant our Board the authority to adjourn the meeting if necessary to solicit additional proxies with respect to the previous proposals.

	(6)	To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on March 10, 2023

Voting:	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and vote on the Internet or submit you proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers about the Annual Meeting and Voting.”

The accompanying Proxy Statement describes each of these items of business in detail. Only stockholders of record are entitled to receive notice of, attend and vote at the Annual Meeting or any continuation, postponement or adjournment thereof. Voting instructions are provided on the Notice and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote at the meeting even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

/s/ John Gerber
John Gerber Chairman of the Board of Directors

This Notice of 2023 Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about March 23, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.voteproxy.com and at www.proxyvote.com.

TABLE OF CONTENTS

Page

Questions and Answers about the Annual Meeting and Voting	2
Annual Meeting	2
Stock Ownership	3
Quorum and Voting	3
Stockholder Proposals and Director Nominations	8
Proposal No. 1 - Election of Directors	9
Corporate Governance	12
Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm	16
Proposal No. 3 - Approval of our 2023 Stock Incentive Plan	18
Proposal No. 4 - Advisory Vote to Approve the Compensation of our Named Executive Officers	25
Proposal No. 5 - Grant our Board the Authority to Adjourn the Meeting if Necessary to Solicit Additional Proxies with Respect to the Previous Proposals	26
Security Ownership of Certain Beneficial Owners and Management	27
Executive Officers and Compensation	28
Compensation Discussion and Analysis	28
Certain Relationships and Related Party Transactions	40
Other Matters and Business	40
Appendix A- Atomera Incorporated 2023 Stock Incentive Plan	41

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ATOMERA INCORPORATED

750 University Avenue, Suite 280

Los Gatos, California 95032

(408) 442-5248

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (our “Board”) of Atomera Incorporated, a Delaware corporation (“Atomera,” “we,” “us,” “our,” or the “Company”), for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at https://web.lumiagm.com/299510298. The Annual Meeting will be held on Thursday, May 4, 2023 at 11:00 a.m. Pacific Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders

Meeting to Be Held Via the Internet at https://web.lumiagm.com/299510298 on Thursday, May 4, 2023 at 11:00 a.m. Pacific Time

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card

are available at - http://www.astproxyportal.com/ast/22415/ and on our website at www.atomera.com.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:	We have made these proxy materials available to you on the Internet or, upon your request, have delivered paper proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting to be held on Thursday, May 4, 2023 at 11:00 a.m. Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. This Proxy Statement includes information that we are required to provide to you by the Securities and Exchange Commission (the “SEC”), and that is designed to assist you in voting your shares.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

A:	The rules of the SEC permit us to furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. As a result, we are mailing most of our stockholders a paper copy of a Notice of Internet Availability of Proxy Materials (the “Notice”), but not a paper copy of the proxy materials. This process allows us to provide our proxy materials to our stockholders in a timelier and more readily accessible manner, while reducing the environmental impact and lowering our printing and distribution costs. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice provides instructions on how to access and review all of the proxy materials on the Internet. The Notice also instructs you on how to vote your shares via the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice.

Q:	Why did I receive a complete set of paper proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

A:	We are providing stockholders who have previously requested paper copies of the proxy materials with paper copies of the proxy materials instead of the Notice. If you would like to reduce the environmental impact and the costs incurred by us in printing and distributing the proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.

Q:	What is included in the proxy materials?

A:	The proxy materials include:

•	This Proxy Statement for the Annual Meeting;

•	Our 2022 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”); and

•	The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

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Q:	Where is the Annual Meeting?

A:	The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://web.lumiagm.com/299510298, and entering the password atomera2023 and control number found on the Notice or, if you have requested a proxy card, your proxy card and following the instructions on the website for voting at the Annual Meeting.

Q:	Can I attend the Annual Meeting?

A:	You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of March 10, 2023 (the “Record Date”). The meeting will begin via live webcast promptly at 11:00 a.m. Pacific Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholders of record – If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record,” and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners – Many Atomera stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice or, if you requested paper copies, the proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. See, “How can I vote my shares at the Annual Meeting?” below.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law (the “DGCL”). The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. As of the Record Date, there were 24,280,161 shares of common stock issued and outstanding. Therefore, the quorum for the Annual Meeting is 12,140,081 shares of common stock.

Under the DGCL, and as described below, abstentions and broker “non-votes” will be counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

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Q:	What are abstentions and broker non-votes?

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withhold or abstain with respect to a particular matter.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to non-routine matters and has not received instructions from the beneficial owner. If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

We believe that the election of directors (Proposal No. 1), the approval of our 2023 Stock Incentive Plan (Proposal No. 3) and the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 4) will be considered non-routine matters and broker non-votes, if any, will have no effect on the result of the vote. We believe that the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2) and the grant to our Board of authority to adjourn the meeting if necessary (Proposal No. 5) will be considered routine matters on which a broker, bank or other agent will have discretionary authority to vote, and on this basis we do not expect any broker non-votes in connection with those proposals.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 24,280,161 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Atomera will be entitled to one vote for each share of common stock held as of the close of business on the Record Date.

Q:	How can I vote my shares at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. After obtaining a valid legal proxy from your broker, bank or other agent, to then vote at the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 1, 2023. You will receive confirmation of your registration by email after we receive your registration materials, including instructions for voting at the Annual Meeting. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

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Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholder of record – If you are a stockholder of record, there are two ways to vote without attending the Annual Meeting:

•	Via the Internet – You may vote by proxy via the Internet at www.proxyvote.com. by following the instructions provided in the Notice or, if you requested a proxy card, your proxy card.

•	By Mail – You may vote by proxy by filling out the proxy card you may have received and returning it in the envelope provided.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 3, 2023.

Beneficial owners – If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:	Can I vote my shares by completing and returning the Notice?

A:	No. The Notice will, however, provide instructions on how to vote by Internet, or by requesting and returning a paper proxy card or voting instruction card.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

(1)	To elect five directors identified in this Proxy Statement to serve as members of the Board until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)	To approve our 2023 Stock Incentive Plan;

(4)	To approve, on an advisory basis, the compensation of our named executive officers; and

(5)	To grant our Board the authority to adjourn the meeting if necessary to solicit additional proxies with respect to previous proposals.

Q:	What is the voting requirement to approve each of the proposals?

A:	Proposal No. 1 – The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting when a quorum is present. Accordingly, the five director nominees receiving the highest number of votes will be elected. As a result, any shares not voted “for” the nominee (whether as a result of stockholder withholding or a broker non-vote) will not have any effect on the outcome of the election of directors.

Proposal No. 2 – The affirmative vote of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy is required to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions have the effect of a vote against this proposal. We believe that brokers will have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, we do not expect there to be broker non-votes in connection with the vote on this proposal.

Proposal No. 3 – The affirmative vote of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy is required to approve the 2023 Stock Incentive Plan. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

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Proposal No. 4 – The affirmative vote of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy is required to approve the advisory vote on the compensation of our named executive officers. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 5 – The affirmative vote of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or by proxy is required to grant our Board the authority to adjourn the meeting if necessary to solicit additional proxies with respect to the previous proposals. Abstentions will have the effect of a vote against this proposal. We believe that brokers will have discretionary authority to vote on the adjournment of the meeting and, therefore, we do not expect there to be broker non-votes in connection with the vote on this proposal.

Q:	How does the Board recommend that I vote?

A:	Our Board unanimously recommends that you vote your shares:

•	“FOR” the nominees for election as directors listed in Proposal No. 1;

•	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

•	“FOR” the approval of our 2023 Stock Incentive Plan;

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers; and

•	“FOR” the grant of authority to our Board to adjourn the meeting if necessary to solicit additional proxies with respect to the previous proposals.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of record – If you are a stockholder of record and you either (i) indicate when voting on the Internet that you wish to vote as recommended by our Board or (ii) sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owner – If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:	Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our two routine matters—the proposal to ratify the appointment of Marcum LLP and the proposal to grant the Board the authority to adjourn the meeting, if necessary, to solicit additional proxies.

Please note that, in the absence of your specific instructions as to how to vote, brokers may not vote your shares on the election of directors, the approval of our 2023 Stock Incentive Plan or the compensation of our named executive officers. Accordingly, we encourage you to provide instructions to your broker regarding the voting of your shares.

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Q:	What happens if additional matters are presented at the Annual Meeting?

A:	If any other matters are properly presented for consideration at the Annual Meeting, the named proxies will vote the shares as recommended by the Board, or if no recommendation is given, in their own discretion. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting.

Q:	Can I change or revoke my vote after submitting my proxy?

A:	Subject to any rules your broker, trustee or nominee may have, you may change or revoke your proxy in any one of the ways listed below at any time before your proxy is voted at the Annual Meeting.

Stockholder of record – If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares; or (2) voting at the Annual Meeting. A stockholder of record that has voted on the Internet may also change his or her vote by later making a timely and valid Internet vote.

Beneficial owner – If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee; or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. Directors, officers and employees of Atomera may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Atomera or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Q:	Can I obtain a list of Stockholders?

A:	A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, during the Annual Meeting at the meeting website and at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

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Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials – Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2024 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than November 25, 2023; provided, however, that if our 2024 annual meeting of stockholders is held before April 5, 2024 or after June 4, 2024, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2024 annual meeting of stockholders and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Requirements for stockholder proposals to be brought before an annual meeting – Pursuant to our Amended and Restated Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2024 annual meeting of stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on February 4, 2024 nor earlier than the close of business on January 6, 2024. However, if our 2024 annual meeting of stockholders is not held between April 3, 2024 and June 4, 2024, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2024 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2024 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made. You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, notice of a nomination must comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

The chair of the 2024 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 15, 2023.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of five members, four of whom are independent under the listing standards for independence of the NASDAQ and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board has nominated each of the Company’s five current directors for re-election at the Annual Meeting.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one-year term until the Company’s next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director.

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no family relationships among any of the directors or executive officers of the Company.

John Gerber
Age	60

Experience	Mr. Gerber has served as a member of our Board since 2007 and Chairman of the Board since 2011. For the past ten years, Mr. Gerber has served as managing partner of Four Points, a specialty investment group with more than $1.8 billion of investment and capital transaction experience across 40 real estate and venture capital investments. He has diversified experience in corporate and project management, project and venture finance and development. Mr. Gerber has a BSE degree magna cum laude from Princeton University and a master’s degree from Harvard University.

Board Committee Memberships	Member of the Audit Committee and the Compensation Committee

Independent	Yes

Qualifications & Attributes

Mr. Gerber has experience as a director of multiple companies and has extensive investing experience, in addition to significant leadership and strategic planning skills. As a result of these and other professional experiences, our Board has concluded that Mr. Gerber is qualified to serve as a director.

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Scott Bibaud
Age	60

Experience	Mr. Bibaud has served as our President, Chief Executive Officer and a director since October 2015. Mr. Bibaud has been active in the semiconductor industry for over 30 years. Prior to joining Atomera, Mr. Bibaud was an executive-in-residence at Foundation Capital, a venture capital firm where he was active in portfolio semiconductor companies and evaluating potential new investments. From June 2012 to August 2014, he was senior vice president and general manager of Altera’s Communications and Broadcast Division. From June 2000 to May 2011, he was at Broadcom as executive vice president and general manager of the mobile platforms group. Mr. Bibaud received a B.S. degree in electrical engineering from Rensselaer Polytechnic Institute and an MBA from Harvard Business School.

Board Committee Memberships	None

Independent	No

Qualifications & Attributes	Mr. Bibaud has extensive experience in and knowledge of the semiconductor industry as an executive officer of publicly traded semiconductor companies. As a result of these and other professional experiences, our Board has concluded that Mr. Bibaud is qualified to serve as a director.

Steve Shevick
Age	66

Experience	Mr. Shevick has served as a member of our Board since August 2016. From May 2020 to the present, Mr. Shevick has served as CFO/Advisor to Superbrewed Foods, Inc., a private company developing a range of natural, fermentation-based ingredients for use in food, nutrition and health products. From January 2019 to January 2020, Mr. Shevick served as chief financial officer of Percolate Industries, Inc., which developed, marketed and sold software for managing multi-channel marketing campaigns. From October 2013 to July 2018, Mr. Shevick served as chief financial officer of CloudPassage, Inc., a developer of cloud infrastructure security technologies. From May 2008 to October 2013, Mr. Shevick served as chief financial officer of Cobalt Technologies, a developer of bio-chemical production technologies. From 1995 to 2005, Mr. Shevick served in the roles of general counsel and chief financial officer of Synopsys, Inc., a leading provider of electronic design automation software for the semiconductor industry. Mr. Shevick holds an A.B. from Harvard College and a J.D. from Georgetown University Law Center.

Board Committee Memberships	Chair of the Audit Committee and Chair of the Nominating and Corporate Governance Committee

Independent	Yes

Qualifications & Attributes	Mr. Shevick has extensive experience as a chief financial officer and general counsel of public and private technology licensing businesses and corporate governance. As a result of these and other professional experiences, our Board has concluded that Mr. Shevick is qualified to serve as a director.

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Duy-Loan T. Le
Age	60

Experience	Ms. Le has served as a member of our Board since October 2019. Ms. Le retired in July 2017 from Texas Instruments Inc., or TI, one of the leading semiconductor companies in the world, where she held various positions since 2002. Ms. Le was elected Senior Fellow in 2002 and is the only woman in TI’s history elected to this highest Fellow rank. She held various leadership positions at TI, including Advanced Technology Ramp Manager for the Embedded Processing Division and worldwide project manager for the Memory Division. While at TI, Ms. Le led all aspects of execution for advanced technology nodes, including silicon technology development, design, assembly and test, productization, qualification, release to market, high volume ramp, and quality and reliability assurance. Ms. Le has been awarded 24 patents. She holds a bachelor’s degree in Electrical Engineering from the University of Texas at Austin and a master’s degree in Business Administration from the Bauer College of Business at the University of Houston. Ms. Le is currently a director of National Instruments Corporation, Wolfspeed, Inc. and BrainChip Holdings.

Board Committee Memberships	Chair of the Compensation Committee and member of our Nominating and Corporate Governance Committee

Independent	Yes

Qualifications & Attributes	Ms. Le has extensive experience in and knowledge of the semiconductor industry as an executive officer and a director of publicly traded semiconductor companies. As a result of these and other professional experiences, our Board has concluded that Ms. Le is qualified to serve as a director.

Suja Ramnath
Age	54

Experience	Ms. Ramnath has served as a member of our Board since December 2021. Since February 2017, Ms. Ramnath has served as president and chief executive officer of Integra Technologies, a developer of high-performance power RF semiconductors for the defense and aerospace industries. From October 2015 to February 2017, Ms. Ramnath served as division general manager for transceivers at Analog Devices, a semiconductor company specializing in data conversion, signal processing and power management technology. Prior to that, Ms. Ramnath served in various business development and senior positions in the semiconductor industry since 1991. Ms. Ramnath holds a Bachelor of Science degree in Electrical Engineering from Northeastern University.

Board Committee Memberships	Member of the Audit Committee and the Compensation Committee.

Independent	Yes

Qualifications & Attributes

Ms. Ramnath has extensive experience in and knowledge of the semiconductor industry as an executive officer of semiconductor companies. As a result of these and other professional experiences, our Board has concluded that Ms. Ramnath is qualified to serve as a director.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FIVE NOMINEES FOR DIRECTOR
NAMED IN THIS PROXY STATEMENT.

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CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of five authorized members. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders, however, our entire Board attended our prior year’s annual meeting of stockholders. During the year ended December 31, 2022, all directors attended all meetings of the Board and Board committees on which they served. During the year ended December 31, 2022, our Board held six meetings.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Bibaud, by virtue of his executive officer positions, none of our director nominees, or any other person serving as a director during the last fiscal year, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees and sub-committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at http://ir.atomera.com/corporate-governance.

Audit Committee

Since February 8, 2022 through December 31, 2022, our Audit Committee has consisted of Steve Shevick, John Gerber and Suja Ramnath, with Mr. Shevick serving as Chair of the Audit Committee. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards and is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Mr. Shevick is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K.

Our Audit Committee assists our Board in fulfilling its oversight responsibilities to, among other things:

•	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•	discuss the scope and results of the audit with the independent registered public accounting firm;
•	review, with management and the independent registered public accounting firm, our interim and year-end operating results;
•	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	review our policies on risk assessment and risk management;
•	review related-party transactions; and
•	approve (or, as permitted, pre-approve) all audit and all permissible nonaudit services, other than de minimis nonaudit services, to be performed by the independent registered public accounting firm.

In February 2023, our Board approved the creation of a Cybersecurity subcommittee of the Audit Committee consisting of Ms. Ramnath as chair and Mr. Shevick as a member.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2022, our Audit Committee held four meetings.

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Compensation Committee

Our Compensation Committee consists of Duy-Loan T. Le, Suja Ramnath and John Gerber, with Ms. Le serving as Chair of the Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers and directors. Our Compensation Committee’s responsibilities include the following, among other things:

•	review, approve and determine the compensation of our executive officers;
•	administer our stock and equity incentive plans;
•	make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and
•	establish and review general policies relating to compensation and benefits of our employees.

Our Chief Executive Officer may, from time to time, provide input and recommendations to our Compensation Committee concerning the compensation of our other executive officers. Moreover, in 2022, our Compensation Committee engaged Compensia, Inc., a nationally recognized independent compensation consultant (“Compensia”), to provide information and advice regarding the design, form and amount of our executive and director compensation arrangements. Compensia did not provide any services to us other than the assistance it provided to the Compensation Committee in 2022. Compensia reported directly to the Compensation Committee on all work assignments from the Compensation Committee. The Compensation Committee assessed the independence of Compensia pursuant to SEC rules and concluded that no conflict of interest exists preventing Compensia from serving as an independent consultant to the Compensation Committee.

Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2022, our Compensation Committee held six meetings.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Steve Shevick and Duy-Loan T. Le, with Mr. Shevick serving as Chair of the Nominating and Corporate Governance Committee. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards and SEC rules and regulations. Our Nominating and Corporate Governance Committee’s responsibilities include the following, among other things:

•	identify, evaluate and make recommendations to our Board regarding nominees for election to our Board and its committees;
•	evaluate the performance of our Board and of individual directors;
•	consider and make recommendations to our Board regarding the composition of our Board and its committees;
•	review developments in corporate governance practices;
•	evaluate the adequacy of our corporate governance practices and reporting; and
•	develop and make recommendations to our Board regarding corporate governance guidelines and matters.

When evaluating director candidates, our Nominating and Corporate Governance Committee seeks to ensure that our Board has the requisite skills and experience and that its members consist of persons with appropriately complementary and independent backgrounds. The Nominating and Corporate Governance Committee will consider all aspects of a candidate’s qualifications in the context of Atomera’s needs, including: semiconductor industry experience, preferably at an executive level; experience in licensing transactions; experience as an officer or director of a public company; independence from management; practical business judgment; personal and professional integrity and ethics; and the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. While we do not have a formal diversity policy, we understand the desirability of having a Board comprised of directors with diverse and varied backgrounds, experience and opinions and we comply with Nasdaq’s board diversity listing standards. As we look to expand our Board or replace retiring Board members our Nominating and Governance Committee is committed to including candidates with diverse gender and ethnic backgrounds. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our Company, and the long-term interests of our stockholders.

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The table below provides certain highlights of the composition of our Board members. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f)(1).

Board Diversity Matrix (as of March 10, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	2	3
Demographic Background
African American or Black
Alaskan Native or Native American
Asian	2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our Corporate Secretary, Francis Laurencio, with the name of the candidate, together with a brief statement of the candidate’s qualifications to serve on the Board and a document indicating the candidate’s willingness to serve if elected.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2022, our Nominating and Corporate Governance Committee held one meeting.

Board Leadership Structure and Role in Risk Oversight

John Gerber serves as our Chairman of the Board and Scott Bibaud serves as our President and Chief Executive Officer. We have neither adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined nor do we have a lead independent director. We believe that, given the small size of our Board and establishment of separate Audit, Compensation and Nominating and Corporate Governance Committees, each consisting of independent directors, our present Board structure is in the best interest of the Company and our stockholders. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

We rely heavily on our information technology systems and infrastructure to develop our proprietary technologies and to deliver products and solutions to our customers. As a technology licensing company, safeguarding our proprietary information and preserving and protecting our customers’ confidential information are mission-critical tasks for us. Accordingly, we have taken a number of steps to heighten awareness of cybersecurity risks and information technology best practices. These steps include:

•	regular cybersecurity assessments by an independent auditor examining technical, physical and administrative controls;
•	external vulnerability scanning and penetration testing;
•	periodic phishing email simulations; and
•	information security awareness training as part of employee on-boarding.

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Further, in February 2023, our Board created a Cybersecurity subcommittee of the Audit Committee tasked with review of our existing policies and practices around information security. The Cybersecurity sub-committee will oversee development of our policies and will provide direction for the conduct of future third-party and/or internal audits.

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our Corporate Secretary, Francis Laurencio, and it will be distributed to each director.

Employee, Officer and Director Hedging

We have adopted a policy that no director, officer, employee or consultant of Atomera may engage in any short term or speculative transactions, involving securities of the Company. These prohibited speculative transactions include short sales, publicly traded options, hedging transactions, margin accounts, pledged securities and standing and limit orders.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link http://ir.atomera.com/corporate-governance.

 Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our certificate of incorporation provides that we shall indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our executive officers and directors by way of written indemnification agreements.

The above provisions in our certificate of incorporation and bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP ( “Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and our Board has directed that management submit the appointment of Marcum as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Marcum is expected to be available at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Marcum to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2022 and 2021 by our independent registered public accounting firm, Marcum LLP:

	2022	2021
Audit Fees (1)	$188,748	$117,935
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
	$188,748	$117,935

(1)	The audit fee consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with the statutory and regulatory filings or engagements and capital market financings.

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considers the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit services provided by Marcum in 2022 and 2021. Marcum did not provide any non-audit services in 2022 or 2021.

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Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our Annual Report:

•	The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with management of Atomera Incorporated and with Atomera Incorporated’s independent registered public accounting firm, Marcum LLP.
•	The Audit Committee has discussed with Marcum LLP those matters required by Statement on Auditing Standards No. 1301, “Communications with Audit Committee,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
•	The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning the accountant’s independence and has discussed with Marcum LLP its independence from Atomera Incorporated and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements for the year ended December 31, 2022 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE Steve Shevick (Chair) John Gerber Suja Ramnath

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PROPOSAL NO. 3

2023 STOCK INCENTIVE PLAN

Introduction

Rule 5635(c) of the Nasdaq Listing Rules requires stockholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. We are seeking the approval of our stockholders in accordance with Rule 5635(c) of the Nasdaq Listing Rules for our 2023 Stock Incentive Plan (the “2023 Plan”). Our Board has approved the 2023 Plan and recommends the approval of the 2023 Plan by our stockholders.

We previously adopted our 2007 Stock Incentive Plan (“2007 Plan”) and our 2017 Stock Incentive Plan (the “2017 Plan”), with both plans providing for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock and for the grant of restricted and unrestricted share grants. The purpose of the 2007 and 2017 Plans is to provide eligible participants with an opportunity to acquire an ownership interest in our company. All officers, directors, employees and consultants to our company were eligible to participate under the 2017 Plan. As of the date of this Proxy Statement, we have outstanding options to purchase an aggregate of 1,853,808 shares of our common stock under the 2017 Plan and 1,518,039 shares under out 2007 Stock Incentive Plan, all of which will remain outstanding and unaffected by the adoption of the 2023 Plan. The 2007 Plan expired in March 2017 and all grants of stock options and restricted shares since that date and through the date of this Proxy Statement were made under the 2017 Plan. As of March 1, 2023, we have 7,353 shares remaining available for issuance under the 2017 Plan. Due to the low level of shares remaining available for issuance under our 2017 Plan, we have a limited ability to grant new awards until a new equity incentive plan is approved.

The following table sets forth certain information as of December 31, 2022 with respect to our stock plans under which our equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column)
Equity compensation plans approved by security holders	3,009,399	$7.07	677,209
Equity compensation plans not approved by security holders	–	–	–
Total	3,009,399	$7.07	677,209

Our Board believes that it is advisable to adopt the 2023 Plan in order to attract and compensate employees, officers and directors upon whose judgment, initiative and effort we depend. The issuance of common shares and stock options to eligible participants under the 2023 Plan is designed to align the interests of such participants with those of our stockholders. Our Board has also determined that, rather than amending the 2017 Plan to increase the shares available for issuance, it is in the best interest of the Company and our stockholders to adopt a new plan (the 2023 Plan) to introduce features that it believes better aligns stockholder interests with management objectives and to better align with recent changes in the Internal Revenue Code of 1986, as amended (the “Tax Code”). These changes are described in greater detail below.

The 2023 Plan provides for the issuance of 3,000,000 shares of common stock, or approximately 12% of the 24,280,161 shares of common stock outstanding on March 1, 2023. The major features of the 2023 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which is attached to this Proxy Statement as APPENDIX A.

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Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE
APPROVAL OF OUR 2023 STOCK INCENTIVE PLAN

General

The 2023 Plan is intended to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives.  The 2023 Plan allows us to award eligible recipients incentive awards, consisting of:

•	options to purchase shares of our common stock, which may be “incentive options” that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code;

•	“non-statutory stock options” that do not qualify as incentive options;

•	“restricted stock awards” which are shares of common stock that are subject to certain forfeiture and transferability restrictions;

•	“restricted stock units,” which are contractual obligations to transfer shares of common stock to participants once vesting criteria are satisfied; and

•	“performance awards” which are shares of common stock or cash that may be subject to the future achievement of certain performance criteria or be free of any performance or vesting.

All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our non-employee directors and other consultants, advisors and other persons who provide services to us will be eligible to receive incentive awards under the 2023 Plan. As of February 28, 2023, there were 32 employees, officers, consultants and directors of the Company eligible for participation in the 2023 Plan.

Shares that are issued under the 2023 Plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the 2023 Plan.  Any shares subject to an incentive award that lapses, expires, is forfeited, terminates unexercised or unvested, or is settled or paid in cash or other consideration without issuance of a new share will automatically again become available for issuance under the 2023 Plan.

If the exercise price of any option or any associated tax withholding obligations are paid by a participant’s tender or attestation as to ownership of shares (as described below), or if tax withholding obligations are satisfied by the Company withholding shares otherwise issuable upon exercise of an option, only the net number of shares issued will reduce the number of shares remaining available under the 2023 Plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, appropriate adjustment will be made to:

•	the number and kind of securities available for issuance under the Plan;

•	the limits on the numbers of shares that may be granted to a participant within any fiscal year or that may be granted as restricted stock awards under the 2023 Plan; and

•	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

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Administration

The 2023 Plan will be administered by our Compensation Committee. The Compensation Committee has the authority to determine all necessary or desirable provisions of incentive awards, including, the eligible recipients who will be granted one or more incentive awards under the 2023 Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The Compensation Committee has the authority to amend or modify the terms of outstanding incentive awards so long as the amended or modified terms are permitted under the 2023 Plan and any affected participant has consented to the amendment or modification. However, the 2023 Plan expressly prohibits our Board from effecting the re-pricing of previously granted “underwater” options without seeking stockholder approval. The prohibition of re-pricing “underwater” options represents a change from the 2017 Plan, which did allow for such re-pricing without stockholder approval. The Board adopted this change as a result of feedback from stockholders.

The 2023 Plan will become effective, subject to stockholder approval, on February 23, 2023 and, unless terminated earlier, the 2023 Plan will terminate at midnight on February 22, 2033. Incentive awards outstanding at the time the 2023 Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. The Board may suspend or terminate the 2023 Plan or any portion of the plan at any time, and may amend the 2023 Plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests, subject to the prohibition on repricing options described above. However, no amendments to the 2023 Plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of the Nasdaq.

Termination, suspension or amendment of the 2023 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance. However, the Compensation Committee may permit a participant to transfer of all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Options

The exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the 2023 Plan, “fair market value” on a given day means the last sale price of a share of our common stock on the Nasdaq Stock Market. As of March 8, 2023, the last sale price of our common stock on the Nasdaq Capital Market was $6.45.

In general, the 2023 Plan requires a participant to pay an option’s exercise price in cash. The Compensation Committee may, however, allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Compensation Committee, or by a combination of such methods. Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all “incentive stock option” plans of the company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory stock options.  Options may be exercised in whole or in installments, as determined by the Compensation Committee, and the Compensation Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company or a subsidiary for a certain period. An option may not remain exercisable after 10 years from its date of grant (or five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

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Restricted Stock Awards

A restricted stock award is an award of common stock vesting at such times and in such installments as may be determined by the Compensation Committee and, until it vests, that is subject to restrictions on transferability and the possibility of forfeiture. Restricted stock awards may be subject to any restrictions or vesting conditions that the Compensation Committee deems appropriate, including that the participant remain continuously employed by the Company or a subsidiary for a certain period.

Unless the Compensation Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Holders of restricted stock awards will have the same voting rights as holders of unrestricted common stock.

Restricted Stock Units

A restricted stock unit is an award that represents a promise to transfer to the participant shares of common stock once certain criteria specified in the award are satisfied. The criteria may be that the participant remain employed until a specified date or dates or that various performance objectives are satisfied. No stock ownership rights are conferred upon the participant until the restricted stock unit awards are settled upon the satisfaction of the specified criteria.

Performance Awards

The 2023 Plan permits the grant of performance-based stock and cash awards. The Compensation Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

Any grant of performance awards will specify any performance criteria that, if achieved, will result in payment or early payment of the performance award, and each grant may specify in respect of such specified performance criteria a minimum acceptable level of achievement and shall set forth a formula for determining the amount of the performance award that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified performance criteria.

Change in Control of the Company

In the event a “Change in Control” of the Company occurs, then, if approved by the Compensation Committee (either at the time of the grant of the incentive award or at any time thereafter):

•	all options that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable for the remainder of their terms,

•	all outstanding restricted stock awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable, and

•	any conditions to the issuance of shares or cash pursuant to performance awards that have been outstanding for at least six months will lapse.

The Compensation Committee may also determine that some or all participants holding outstanding options will receive shares or a cash payment equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated).

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For purposes of the 2023 Plan a “Change in Control” of the company generally occurs if:

•	all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;

•	our stockholders approve any plan or proposal to liquidate or dissolve the Company;

•	any successor, other than a bona fide underwriter in a securities offering, becomes the beneficial owner of 25% or more, but not 50% or more, of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction has been approved in advance by “Continuity Directors,” who are members of our Board at the time of the Annual Meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board; or

•	more than 50% of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

•	we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing;

•

more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors and such merger or consolidation was not approved in advance by the Continuity Directors;

•	less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or

•	the continuity directors cease to constitute at least a majority of our Board.

Effect of Termination of Employment or Other Service

If a participant ceases to be employed by (or provide services to) the Company and all subsidiaries, all of the participant’s incentive awards will terminate as set forth below (unless modified by the Compensation Committee in its discretion as described below).

Upon termination due to death or disability, all outstanding options will, to the extent exercisable as of such termination, remain exercisable for a period of six months (but in no event after the expiration date of the option), and all unvested restricted stock and performance awards that have not vested as of such event will be terminated and forfeited.

Upon termination for any reason other than death or disability (including retirement), all outstanding options will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such option), all unvested restricted stock awards, restricted stock unit awards and performance awards will be terminated. However, if a participant’s termination is due to “cause” (as defined in the 2023 Plan) all rights of the participant under the 2023 Plan and any award agreements will immediately terminate without notice of any kind.

In connection with a participant’s termination, the Compensation Committee may cause the participant’s options to become or continue to become exercisable and restricted stock awards, restricted stock unit awards and performance awards to vest and/or continue to vest or become free of restrictions.

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U.S. Income Tax Consequences

The following description of the federal income tax consequences under the laws of the United States is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include non-U.S., state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

Incentive Stock Options.  There will not be any federal income tax consequences to either the participant or the company as a result of the grant of an incentive stock option under the 2023 Plan.

A participant’s exercise of an incentive stock option also will not result in any federal income tax consequences to the company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (as discussed below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Stock Options. Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock Awards.  With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

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A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares, less any amount paid for the shares. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long- term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Restricted Stock Units. At the time of settlement of a restricted stock unit award, when shares of common stock are transferred to the participant, the participant will recognize ordinary taxable income equal to the fair market value of the shares on the date of transfer.

Performance Awards. The participant recognizes ordinary taxable income in the year in which a performance award is paid. The amount of taxable income is equal to the amount of cash paid to the participant or the fair market value of any shares of common stock transferred to the participant.

Excise Tax on Parachute Payments. The Code imposes a 20% excise tax on the recipient of “excess parachute payments,” as defined in the code, and denies tax deductibility to the company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly-compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of options or the vesting of restricted stock awards upon a change in control of the company may constitute parachute payments, and in certain cases, “excess parachute payments.” Excess parachute payments are generally parachute payments equal to or exceeding the recipient’s average compensation from the company over the preceding five years.

New Plan Benefits. The grant of awards under the 2023 Plan is discretionary and neither the number of shares subject to awards nor the types of awards under the 2023 Plan to any particular eligible recipient(s) or group(s) of eligible recipients is presently determinable.

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PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

General

At our 2022 annual meeting, a majority of our stockholders recommended that an advisory resolution with respect to the Company’s compensation program of our named executive officers (a “say-on-pay” vote) be presented to our stockholders every year. Our Board adopted the stockholders’ recommendation for the frequency of the “say-on-pay” vote, and accordingly, we are requesting your advisory approval of the compensation of our named executive officers as identified and disclosed in this Proxy Statement.

We urge stockholders to read the “Executive Officers and Compensation” section of this Proxy Statement and review the compensation tables and related narrative disclosures, which provide detailed information on the compensation of our named executive officers. Our Compensation Committee believes that our policies and procedures are effective in fulfilling our objectives and that the compensation of our named executive officers reported in this Proxy Statement has supported and contributed to our recent and long-term success.

Proposal No. 4, or the “say-on-pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and related narrative disclosure in our Proxy Statement for the Annual Meeting.

This vote will not be binding on our Board and may not be construed as overruling a decision by our Board or creating or implying any change to the fiduciary duties of our Board. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements. We expect that the next say-on-pay vote will be at the 2024 annual meeting of stockholders.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 5

Grant our Board the authority to adjourn the meeting if necessary to solicit additional proxies with respect to the previous proposals

General

As described above, our Board has recommended the election of five directors to serve for the ensuing year as members of the Board (Proposal No. 1), the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2), the approval of the 2023 Stock Incentive Plan (Proposal No. 3)and the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 4). In furtherance of these recommendations, we are asking our stockholders to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2, 3 or 4.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF

PROPOSALS 1, 2, 3, or 4.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock by each person who is known by us to be the beneficial owners of more than five percent of our issued and outstanding shares of common stock as of February 15, 2023:

Principal Stockholder Name and Address	Total Shares Beneficially Owned		Percentage owned
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	1,316,187	(1)	5.5%

(1)	Based solely on information contained in the Schedule 13G/A filed with the SEC by BlackRock, Inc. on its own behalf, on February 1, 2023.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 15, 2023 by (i) each of our current directors and director nominees, (ii) each of the Named Executive Officers, who consist of Mr. Bibaud and our two other most highly-compensated executive officers (“NEOs”), and (iii) all of our executive officers (as defined in Rule 3b-7 of the Exchange Act) and current directors as a group.

The beneficial ownership of each person was calculated based on 23,972,753 common shares issued and outstanding as of February 15, 2023. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days of February 15, 2023, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 750 University Avenue, Suite 280, Los Gatos, California 95032.

Named Executive Officers, Executive Officers and Directors	Total Shares Beneficially Owned		Percentage of Class

Scott Bibaud (NEO and Director)	1,903,619	(1)	7.4%
John Gerber (Director)	463,809	(2)	1.9%
Francis Laurencio (NEO)	456,866	(3)	1.9%
Robert Mears (NEO)	421,893	(4)	1.7%
Steve Shevick (Director)	76,951	(5)	*
Duy-Loan T. Le (Director)	63,893	(6)	*
Suja Ramnath (Director)	18,943	(7)	*
All current directors and executive officers as a group (8 persons)	3,434,226		13.0%

* Less than 1%.

(1)	Includes 1,634,355 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 83,388 shares subject to the release of restricted stock awards.
(2)	Includes 165,096 shares held by Mr. Gerber's wife, and 37,192 shares held in for the benefit of Mr. Gerber's children. Shares beneficially owned also includes 8,103 shares issued pursuant to release of restricted stock awards.
(3)	Includes 400,861 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 28,059 shares subject to the release of restricted stock awards.
(4)	Includes 2,666 shares held by Dr. Mears' wife and 310,929 shares issuable upon exercise of currently exercisable options. Shares beneficially owned include 31,868 shares subject to the release of restricted stock awards.
(5)	Shares beneficially owned include 8,103 shares subject to the release of restricted stock awards.
(6)	Shares beneficially owned include 18,773 shares subject to the release of restricted stock awards.
(7)	Shares beneficially owned include 16,233 shares subject to the release of restricted stock awards.

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EXECUTIVE OFFICERS AND COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes and analyzes the compensation program during the year ended December 31, 2022, for our NEOs, consisting of Scott Bibaud, our President and Chief Executive Officer, Dr. Robert Mears, our Chief Technology Officer, and Francis Laurencio, our Chief Financial and Accounting Officer. We are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K under the Securities Exchange Act and as such we are not subject to the full narrative disclosure requirements on executive compensation under Item 402(b) of Regulation S-K. However, we have elected to include details of our executive compensation policies and practices that we believe are relevant to our stockholders in light of our Board’s recommendation of a vote “for” Proposal No. 4 to approve our named executive officer compensation.

Atomera’s 2022 executive officers are as follows:

Name	Age	Position
Scott Bibaud	60	President and Chief Executive Officer
Dr. Robert Mears	62	Chief Technology Officer
Francis Laurencio	53	Chief Financial and Accounting Officer
Jeffrey Lewis(1)	62	Senior Vice President of Marketing and Business Development

(1)	Mr. Lewis is an “executive officer” as defined in Rule 3b-7 of the Exchange Act but his compensation information is not disclosed in this Proxy Statement as he is not one of our NEOs.

Scott Bibaud. Biographical information pertaining to Scott Bibaud, who is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors – Information About Director Nominees.”

Dr. Robert Mears is the founder of our Company and has served as our Chief Technology Officer since inception. Dr. Mears also served as our president from inception to October 2015. Dr. Mears co-developed a transformative technology for long-distance optical networks in the late 1980’s and has authored or co-authored approximately 170 publications and numerous patents. He is an Emeritus Fellow of Pembroke College, Cambridge, England.

Francis Laurencio has served as our Chief Financial Officer since February 2016. Prior to joining Atomera, Mr. Laurencio served as chief financial officer of Sycomp, A Technology Company Inc. from February 2013 to July 2015 and head of global compliance from July 2015 to January 2016. Mr. Laurencio also served as chief financial officer of Orbis Global, Inc. from January 2012 to December 2012 (through its acquisition by Infor) and chief financial officer of Smapper Technologies, Inc. from December 2009 to December 2011. Mr. Laurencio holds an A.B. degree from Princeton University and a J.D. from New York University School of Law.

Jeffrey Lewis has served as our Senior Vice President of Marketing and Business Development since June 2021. Mr. Lewis previously served as a Senior Vice President of Business Development at Spin Memory, Inc., a Fremont, California semiconductor technology company, since June 2016. Mr. Lewis also served as Senior Vice President of Marketing and Business Development at SuVolta, Inc. from April 2010 to December 2014. Mr. Lewis holds a B.S. degree in Electrical Engineering and a B.A. degree in Economics from UC Berkeley, and an MBA from UC Berkeley Haas School of Business

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Compensation Objectives and Philosophy

Our executive compensation program is designed principally to:

•	attract, motivate, and retain talented and dedicated executive officers;
•	correlate annual cash bonuses to the achievement of near-term operational and financial objectives; and
•	provide our NEOs with appropriate long-term equity incentives that directly correlate to the enhancement of stockholder value, as well as facilitate executive retention.

To achieve these objectives, we (i) establish annual base salaries at levels that we believe are competitive with base salaries of executive officers in our peer group companies and relevant comparable companies in the semiconductor sector, (ii) set year-end annual cash bonus targets based primarily on the achievement of key operational and financial goals, and (iii) grant annual equity awards as a retention tool and to align the NEOs’ long-term interests with those of our stockholders. Our Compensation Committee does not have any formal policies for allocating compensation among the foregoing three components. Rather, our Compensation Committee uses its judgment and consults with Compensia to determine the appropriate level and mix of compensation on an annual basis with the goal to balance current cash compensation with equity awards to reward both short-term and long-term performance.

Roles and Responsibilities

The Compensation Committee has engaged Compensia as its independent compensation consultant. The Compensation Committee, Compensia, and our CEO participated in a collaborative process to determine (i) the compensation that our NEOs were granted and earned in 2022 and (ii) adjustments to compensation and grants for NEO’s for 2023 (with the exception, as to both periods, of our CEO’s compensation, which was evaluated solely by the Compensation Committee, based upon the information and analysis provided by Compensia).

Responsible Party	Primary Role and Responsibilities Relating to Compensation Decisions
Compensation Committee (composed solely of independent, non-employee directors and reports to the Board)(1)	•	Oversees the executive compensation program, policies, and practices, taking into account business goals and strategies, legal and regulatory developments, and evolving best practices;
	•	Approves performance goals for purposes of compensation decisions for the NEOs;

	•	Conducts an annual evaluation of the CEO’s performance in consultation with the full Board and determines his compensation;

	•	Reviews and approves the compensation for the non-CEO NEOs and senior executives, taking into consideration the CEO’s recommendations and making changes when deemed appropriate;

	•	Approves all changes to the composition of the peer group; and

	•	Reviews and makes recommendations to the Board with respect to director compensation.

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Independent Consultant to the Compensation Committee (Compensia)(2)	•

Provides the Compensation Committee with analysis and advice pertaining to CEO, executive, and director compensation program design, including industry survey analysis, explanation of current and developing best practices, and regulatory changes;

	•	Recommends a relevant group of peer companies and appropriate sources of survey data against which to compare the competitiveness and structure of CEO, executive, and director compensation;

	•	Analyzes peer companies’ CEO, executive, and director compensation annually to assist the Compensation Committee in determining the appropriateness and competitiveness of compensation;

	•	Reviews and advises on any proposed changes to CEO, executive, and director compensation program design;

	•	Reviews and assists with compensation disclosure materials; and

	•	Provides specific analysis and advice periodically as requested by the Compensation Committee.

CEO	•	Recommends to the Compensation Committee annual compensation for the other NEOs and senior executives based on his assessment of their performance; and

	•	Works with the Compensation Committee Chair to set agendas, prepare materials for Compensation Committee meetings, and generally attends meetings, as appropriate. (3)

(1)	Our Board of Directors has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable Nasdaq rules and is a “non-employee” director as defined under Section 16 of the Exchange Act.
(2)	Other than the support that it provided to the Compensation Committee, Compensia provided no other services to the Company or management and only received fees from the Company for the services provided to the Compensation Committee. The Compensation Committee conducted an evaluation of Compensia’s independence considering the relevant regulations of the SEC and the Nasdaq listing standards. The Compensation Committee concluded that Compensia was independent of the Company and the services performed by Compensia and the dual compensation advisors employed by Compensia raised no conflicts of interest.
(3)	No member of management is present in Compensation Committee meetings when matters related to his or her individual compensation is under discussion, or when the Compensation Committee otherwise meets in executive session.

Peer and Industry Data

The Compensation Committee believes that market data, including compensation data from a peer group of comparable companies, provides a useful framework for determining compensation targets and the actual awards for executives in an effort to attract and retain highly talented senior executives. Annually, the Compensation Committee requests that Compensia advise on the appropriate peer group for the Company as well as assess our NEO and non-employee director compensation.

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For purposes of evaluating our NEO compensation in 2022, in July 2021 our Compensation Committee, with the advice of Compensia, reviewed and approved the following companies selected from among publicly-held semiconductor, semiconductor equipment and electronics companies based on the following criteria: market capitalization, revenue, revenue growth and profitability:

Akoustis Technologies, Inc.	Impinj, Inc.
Amtech Systems, Inc.	InTest Corporation
AXT Inc.	Kopin Corporation
Ceva Inc.	NVE Corporation
ClearSign Technologies Corporation	PDF Solutions, Inc.
CyberOptics Corporation	Pixelworks, Inc.
DSP Group, Inc.	Resonant Inc.
eMagin Corporation	Skywater Technology, Inc.
Energous Corp.	Techpoint Inc.
Everspin Technologies, Inc.	Transphorm Technology Inc.
GSI Technology, Inc.

2022 was the first year for which a formal peer group was developed and used to evaluate and set NEO compensation. The Compensation Committee intends to maintain its practice of reviewing and, if it deems it appropriate, modifying the peer group on an annual basis to ensure it continues to appropriately represent our competitive market for executive talent. Atomera ranked at the 75th percentile of market cap of the above-referenced peer group companies as of July 2021. which is when this peer group was approved by the Compensation Committee.

The Compensation Committee and our Board use peer and other market data as one means of evaluating and establishing executive pay. In light of our early stage of commercializing our technology and need to conserve cash given our ongoing net losses, the Compensation Committee generally targets approximately the 50th percentile of the peer group for cash (base salary and annual bonus) compensation and the 75th percentile for long-term, equity-based compensation. In instances where an executive officer is believed to be especially suited to our Company or important to our success, the Compensation Committee may establish or recommend compensation that deviates from peer practices, industry averages or other specific benchmarks and it maintains the discretion to set levels of NEO compensation above or below levels paid by our peers based on factors such as individual performance, an NEO’s level of experience and responsibilities, and our compensation budget. Upward or downward variations in total cash compensation and long-term incentives may also occur as a result of the individual’s experience level, the nature and level of the individual’s specific job responsibilities, the balance of the individual’s different elements of compensation, market factors and other strategic considerations.

Elements of our Executive Compensation

Base Salary

We provide our NEOs with base salaries to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	an internal review of the NEO’s compensation, both individually and relative to other NEOs; and
•	base salaries paid by our peer group companies.

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The base salary for each of our NEOs for our fiscal year ended December 31, 2022, is listed in the table below:

Name	2022 Base Salary ($)
Scott Bibaud	$406,000
Francis Laurencio	$310,000
Robert Mears	$315,000

Annual Cash Incentive Bonuses

We provide an opportunity for each of our NEOs to receive an annual cash incentive bonus based on the satisfaction of Company goals and objectives established by our Board of Directors. For any given year, Company goals are approved by both the Compensation Committee and the full Board no later than February and they may include objectives that relate to operational, strategic, or financial factors such as executing contracts with customers, achieving technical performance targets, securing patents, revenue achievement, raising certain levels of capital, and customer progress toward commercializing our MST® technology.

While the Board adopts the Company’s annual goals, it is the Compensation Committee that evaluates and approves the achievement level of corporate objectives, and subsequently reviews and approves the annual cash bonuses for NEOs as part of its final compensation deliberations. The Compensation Committee, or where appropriate, our Board may approve bonuses based on the foregoing determinations or, after considering market conditions, our financial position or other factors, may, in its sole discretion, determine not to award any bonuses or to award larger or smaller bonuses.

Based on its review of the Company’s performance and thoughtful deliberations, the Compensation Committee recommended and the Board approved a payout at 77% of target.

Name	2022 Target Bonus (% of Base Salary)	Realization / Payout	Actual 2022 Bonus
Scott Bibaud	70%	77%	$218,634
Francis Laurencio	50%	77%	$119,350
Robert Mears	45%	77%	$109,148

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our NEOs and other employees through the use of equity awards, the value of which depends on our stock performance. We established our 2017 Stock Incentive Plan and our 2023 Stock Incentive Plan to provide all of our employees, including our NEOs, with incentives to help align our employees’ interests with the interests of our stockholders and to enable them to participate in the long-term appreciation of our stock.

Additionally, equity awards provide an important retention tool for all employees, as the awards generally vest over four years following the grant date.

Typically, we grant equity awards upon an employee’s hire in the form of stock options that vest over a four-year period with a one-year cliff. In addition, equity awards are typically granted on an annual basis in amounts that depend on position and performance. Annual grants are made in the form of restricted stock awards (“RSAs”) in the case of most employees who are not NEOs. Annual grants to NEOs and certain key employees are made in a combination of stock options and RSAs.

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The determination of whether to grant equity, as well as the size of such grants, to our NEOs involves subjective assessments by the Compensation Committee and our Board and, with respect to NEOs other than himself, our CEO. Generally, annual equity awards are driven by our desire to retain and motivate our executives, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining equity grants to our NEOs, the Compensation Committee and our Board also consider publicly available data prepared by Compensia at the request of the Compensation Committee from the peer group of companies identified by the Compensation Committee as well as from Compensia’s more broad-based database of compensation practices.

For 2022, the Compensation Committee approved annual equity awards to NEOs. To promote retention and align NEO incentives with those of stockholders, the Compensation Committee awarded a larger portion of 2022 equity awards in the form of stock options than RSAs. The NEOs’ (other than Mr. Bibaud’s) 2022 annual equity grants were comprised of approximately 60% stock options and 40% RSAs, based on their grant date fair values. Mr. Bibaud’s 2022 annual equity grants were comprised of approximately 67% stock options and 33% RSAs, based on their grant date fair values, The RSAs vest in 16 equal quarterly increments over four years. The stock options vest in 16 equal quarterly increments over four years and have a ten-year term. The equity awards were granted on February 23, 2022. As such, the closing price of our common stock on that date of $14.54 is the exercise price of those options.

Name	Stock Options Granted 2022	RSAs Granted 2022
Scott Bibaud	78,160	27,504
Francis Laurencio	25,792	12,112
Robert Mears	28,144	13,200

The difference between the percentage of grant date fair value granted in the form of stock options and RSAs versus the actual number of shares underlying the two award types shown in the table above is due to the valuation methodology for stock option grants, which is described in in Note 11 to our audited financial statements for the year ended December 31, 2022 included in our Annual Report.

Stock Ownership Guidelines

Under our stock ownership guidelines, each NEO is required to own shares of our common stock as follows:

•	Our CEO must own shares equal to five times such executive’s annual base salary.
•	All NEOs other than our CEO must own shares equal to three times such executive’s annual base salary.

Current NEOs have five years from February 23, 2023 (the date the guidelines were adopted by our Nominating and Corporate Governance Committee and Board) to attain such ownership levels and newly appointed NEOs will have five years from their designation as an NEO to attain such ownership levels. For purposes of these guidelines, an NEO’s share ownership includes all shares of the Company’s common stock owned by such NEO outright or held in trust for such executive and his or her immediate family, but not an NEO’s unvested or unexercised equity (i.e., unvested restricted stock awards or outstanding stock options). All of our NEOs currently serving in executive positions meet the ownership requirements or still have time remaining to satisfy the requirements. The equity owned by each of our NEOs as of February 15, 2023, is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table above.

Compensation Committee Report

The Compensation Committee of our Board has reviewed and discussed with management the section captioned “Compensation Discussion and Analysis” and based on such review and discussions, the Compensation Committee recommended to our Board that this “Compensation Discussion and Analysis” be included in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors:

COMPENSATION COMMITTEE Duy-Loan T. Le (Chair) John Gerber Suja Ramnath

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Summary Compensation Table

The following table sets forth the compensation awarded to or earned by our Chief Executive Officer and our two other highest paid executive officers for the years ended December 31, 2022 and 2021:

		Salary	Bonus	Stock Awards	Option Awards
Name and Principal Position	Year	($)	($)	($)	($)	Total
Scott Bibaud, CEO	2022	$402,833	$139,320	$399,908	$828,832	$1,770,893
	2021	$385,000	$139,500	$399,975	$625,859	$1,550,334

Francis Laurencio, CFO	2022	$308,333	$72,000	$176,108	$273,506	$829,947
	2021	$298,333	$71,920	$140,009	$219,038	$729,300

Robert Mears, CTO	2022	$312,500	$72,000	$191,928	$298,447	$874,875
	2021	$298,333	$71,920	$140,009	$219,038	$729,300

The dollar amounts in the Option Awards and Stock Awards columns above reflect the values of options and shares as of the grant date for the years ended December 31, 2022 and 2021, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements for the year ended December 31, 2022 included in our Annual Report on Form 10-K filed with the SEC on February 15, 2023.

Narrative Disclosure to Summary Compensation Table

Bibaud Employment Agreement

We entered into an employment agreement with Mr. Bibaud, our Chief Executive Officer, on January 26, 2021, which was approved by the full Board. The agreement provides for, among other things, his appointment as President and Chief Executive Officer, an annual base salary, bonus and long-term incentive awards as determined by the Compensation Committee, and, in certain circumstances, severance payments upon termination of employment. Mr. Bibaud’s base salary is reviewed and may be adjusted annually in the sole discretion of the Compensation Committee, and the agreement has a term of four years from the effective date of December 30, 2020. If Mr. Bibaud’s employment is involuntarily terminated by us without “cause,” as defined in the employment agreement, or terminated by Mr. Bibaud for “good reason,” as defined in the employment agreement, we are required to pay a severance payment in the amount of 18 months of his base salary and related benefits and accelerate 18 months of vesting of his unvested stock options and other equity awards. Further, Mr. Bibaud is eligible for participation in all other plans that we may establish from time to time, including health insurance and other benefits.

During 2021, we granted Mr. Bibaud options to purchase 39,728 shares of our common stock over a ten-year period at an exercise price of $22.38 and 17,872 shares of restricted stock. During 2022, we granted Mr. Bibaud options to purchase 78,160 shares of our common stock over a ten-year period at an exercise price of $14.54 and 27,504 shares of restricted stock. The options were granted under our 2017 Plan and vest and first become exercisable quarterly over a four-year period commencing with the first quarter after the date of the grant. The restricted stock was also granted under the 2017 Plan and vest and are released to Mr. Bibaud quarterly over a four-year period commencing on the first quarter after the date of grant.

Laurencio Employment Agreement

We entered into an employment agreement with Mr. Laurencio, our Chief Financial Officer, on January 26, 2021, which was approved by the full Board. The agreement provides for, among other things, his appointment as Chief Financial Officer, an annual base salary, bonus and long-term incentive awards as determined by the Compensation Committee, and, in certain circumstances, severance payments upon termination of employment. Mr. Laurencio’s base salary is reviewed and may be adjusted annually in the sole discretion of the Compensation Committee, and the agreement has a term of four years from the effective date of December 30, 2020. If Mr. Laurencio’s employment is involuntarily terminated by us without “cause,” as defined in the employment agreement, or terminated by Mr. Laurencio’s for “good reason,” as defined in the employment agreement, we are required to pay a severance payment in the amount of six months of his base salary and related benefits. Further, Mr. Laurencio is eligible for participation in all other plans that we may establish from time to time, including health insurance and other benefits.

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During 2021, we granted Mr. Laurencio options to purchase 13,904 shares of our common stock over a ten-year period at an exercise price of $22.38 and 6,256 shares of restricted stock. During 2022, we granted Mr. Laurencio options to purchase 25,792 shares of our common stock over a ten-year period at an exercise price of $14.54 and 12,112 shares of restricted stock. The options were granted under our 2017 Plan and vest and first become exercisable quarterly over a four-year period commencing with the first quarter after the date of the grant. The restricted stock was also granted under the 2017 Plan and vest and are released to Mr. Laurencio quarterly over a four-year period commencing on the first quarter after the date of grant.

Mears Employment Agreement

We entered into an employment agreement with Dr. Mears, our Chief Technology Officer, on January 26, 2021, which was approved by the full Board. The agreement provides for, among other things, his appointment as Chief Technology Officer, an annual base salary, bonus and long-term incentive awards as determined by the Compensation Committee, and, in certain circumstances, severance payments upon termination of employment. Dr. Mears’ base salary is reviewed and may be adjusted annually in the sole discretion of the Compensation Committee, and the agreement has a term of four years from the effective date of December 30, 2020. If Dr. Mears’ employment is involuntarily terminated by us without “cause,” as defined in the employment agreement, or terminated by Dr. Mears for “good reason,” as defined in the employment agreement, we are required to pay a severance payment in the amount of six months of his base salary and related benefits. Further, Dr. Mears is eligible for participation in all other plans that we may establish from time to time, including health insurance and other benefits.

During 2021, we granted Dr. Mears options to purchase 13,904 shares of our common stock over a ten-year period at an exercise price of $22.38 and 6,256 shares of restricted stock. During 2022, we granted Dr. Mears options to purchase 28,144 shares of our common stock over a ten-year period at an exercise price of $14.54 and 13,200 shares of restricted stock. The options were granted under our 2017 Plan and vest and first become exercisable quarterly over a four-year period commencing with the first quarter after the date of the grant. The restricted stock was also granted under the 2017 Plan and vest and are released to Dr. Mears quarterly over a four-year period commencing on the first quarter after the date of grant.

Potential Payments upon Termination and Change in Control

In addition to the above-described benefits, Mr. Bibaud’s employment agreement entitles him to equity acceleration in the event of our termination of his employment without cause or his resignation for good reason. All officer employment agreements also entitle the officer to equity acceleration in the event of a change in control.

If a qualifying involuntary termination had occurred on December 31, 2022, our NEOs would have been eligible to receive the following amounts:

Name	Type of Payment	Termination of Employment ($)	Change in Control ($)

Scott Bibaud	Cash Severance	$609,000	$–
	Equity Acceleration	$1,307,793	$1,989,560

Francis Laurencio	Cash Severance	$155,000	$–
	Equity Acceleration	$–	$681,626

Robert Mears	Cash Severance	$157,500	$–
	Equity Acceleration	$–	$741,152

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Outstanding Equity Awards at December 31, 2022

Set forth below is information concerning the equity awards held by our NEOs as of December 31, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Common Stock That Have Not Vested	Market Value of Shares of Common Stock that Have not Vested(2)

Scott Bibaud	128,002	–	$5.70	10/16/2025	83,388	$518,673
	608,755	–	$7.50	10/16/2025
	258,526	–	$7.01	3/20/2027
	165,008	–	$5.64	3/2/2028
	180,288	12,020	$3.90	2/27/2029
	222,156	100,980	$4.06	3/11/2030
	17,381	22,347	$22.38	3/4/2031
	14,655	63,505	$14.54	2/23/2032

Francis Laurencio	21,834	–	$5.70	2/23/2026	28,059	$174,527
	136,543	–	$7.50	2/23/2026
	48,337	–	$7.01	3/20/2027
	50,768	–	$5.64	3/2/2028
	58,115	4,808	$3.90	2/27/2029
	61,468	27,940	$4.06	3/11/2030
	6,083	7,821	$22.38	3/4/2031
	4,836	20,956	$14.54	2/23/2032

Robert Mears	18,115	–	$7.65	10/12/2026	31,868	$198,219
	90,843	–	$7.01	3/20/2027
	48,656	–	$5.64	3/2/2028
	52,115	4,808	$3.90	2/27/2029
	75,537	34,335	$4.06	3/11/2030
	6,083	7,821	$22.38	3/4/2031
	5,277	22,867	$14.54	2/23/2032

(1)	All options vest and first become exercisable quarterly over a four-year period commencing with the first quarter after the date of grant.
(2)	Market value based on the closing price of our common stock on December 31, 2022 or $6.22 per share.

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Pay vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2022 and 2021.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Loss
2022	$1,770,893	(3,092,478)	$852,411	$(788,309)	$30.91	$(17,441,000)
2021	$1,550,334	4,811,937	$729,300	$1,828,993	$125.05	$(15,714,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Scott Bibaud, in the Summary Compensation Table for fiscal years 2022 and 2021.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Bibaud during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.
(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, namely Francis Laurencio and Robert Mears, in the Summary Compensation Table for fiscal years 2022 and 2021.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)	Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock om the last trading day in the applicable fiscal year. For 2022, the closing price of our common stock on December 31, 2021 was $20.12 and the closing price of our common stock on December 30, 2022 was $6.22. For 2021, the closing price of our common stock on December 31, 2020 was $16.09 and the closing price of our common stock on December 31, 2021 was $20.12.

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To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Increase or Decrease from Prior Year end for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
2022	$1,770,893	$(1,228,740)	$375,478	$(2,552,513)	$161,058	$(1,618,654)	$(3,092,478)
2021	$1,550,334	$(1,025,834)	$738,786	$1,483,399	$186,178	$1,879,074	$4,811,937

(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table

To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs(1)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Increase or Decrease from Prior Year end for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs

2022	$852,411	$(469,995)	$145,554	(823,192)	$61,861	$(554,948)	$(788,309)
2021	$729,300	$(359,047)	$258,579	491,498	$65,163	$643,500	$1,828,993

(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table

Relationship between Pay and Performance

Our “total shareholder return,” as set forth in the above table, during the two-year period ended December 31, 2022 decreased by 69% compared to (a) a decrease in “compensation actually paid” to our CEO from $1,550,334 in 2021 to $(3,092,478) in 2022 and (b) a decrease in average “compensation actually paid” to our non-CEO NEOs from $1,828,993 in 2021 to $(787,809) in 2022. In addition, our net loss during the two-year period ended December 31, 2022 increased by 11%, from $(15,714,000) in 2021 to $(17,441,000) in 2022 compared to the aforementioned decreases in “compensation actually paid” to our CEO and non-CEO NEOs.

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Compensation of Directors

We do not compensate any of our executive directors for their service as a director. The Compensation Committee reviews director compensation periodically, consulting benchmark data provided by Compensia and recommends changes to the Board, when it deems them appropriate. We pay an annual cash retainer of $35,000 and make an annual equity award with a value of $95,000 to our non-employee directors. Equity grants to non-employee directors will be made on the date of the Annual Meeting and vest on the earlier of one year from the grant or the date of the next year’s Annual Meeting. We also reimburse our non-employee directors for their reasonable expenses incurred in connection with attending our Board and committee meetings.

The Chairman of the Board, committee members and committee Chairs receive additional annual cash compensation as follows:

Board Position	Annual Retainer
Chairman of the Board	$30,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$7,500
Nominating and Governance Committee Chair	$10,000
Nominating and Governance Committee Member	$5,000

All Board and committee retainers are paid in equal quarterly installments over the course of each year of a director’s service on the Board or applicable committee. Directors who chair more than one committee are paid the rate applicable to the chair of the committee with the highest compensation rate and the compensation rate for any additional committee chaired is the rate payable to members of such additional committee.

Set forth below is a summary of the compensation we paid to our non-employee directors for the year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Award ($) (1)	Total ($)
C. Rinn Cleavelin*	$15,605	$–	$15,605
John Gerber	$82,500	$103,718	$186,218
Duy-Loan T. Le	$55,000	$103,718	$158,718
Suja Ramnath	$50,625	$292,334	$342,959
Steven Shevick	$60,000	$103,718	$163,718

*	Mr. Cleavelin retired from our Board effective May 5, 2022.

(1)	The dollar amounts in the Stock Awards column above reflect the values of shares as of the grant date for the year ended December 31, 2022, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements for the year ended December 31, 2022 included in our Annual Report.

Stock Ownership Guidelines

Each non-employee director is required to own shares of our common stock having a minimum dollar value equal to three times the annual cash retainer paid. Non-employee directors have three years from February 23, 2023 (the date the guidelines were adopted by our Compensation Committee and Board) to attain such ownership levels and newly appointed directors will have three years from their appointment to attain such ownership levels. For purposes of these guidelines, a non-employee director’s share ownership includes all shares of the Company’s common stock owned by such director outright or held in trust for such director and his or her immediate family, but not their unvested stock awards. All of our non-employee directors meet the ownership requirements or still have time remaining to satisfy the requirements. The equity owned by each of our non-employee directors as of February 15, 2023 is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table above.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Since January 1, 2021, we have not entered into any transactions where the amount exceeded the lesser of $120,000 or one percent of the average of our total assets as of December 31, 2022 and 2021 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements with our executive officers and directors described elsewhere in this Proxy Statement.

OTHER MATTERS AND BUSINESS

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Atomera Incorporated, 750 University Avenue, Suite 280, Los Gatos, California 95032, Attention: Investor Relations, or contact Investor Relations by telephone at 408-442-5246; or find our materials posted online at www.atomera.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

/s/ John Gerber
John Gerber, Chairman of the Board of Directors

Los Gatos, California

March 10, 2023

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available without charge upon written request to: Corporate Secretary, Atomera Incorporated, 750 University Avenue, Suite 280, Los Gatos, California 95032.

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APPENDIX A

ATOMERA INCORPORATED

2023 STOCK INCENTIVE PLAN

1.             Purpose of Plan.

The purpose of this Atomera Incorporated 2023 Stock Incentive Plan (the “Plan”) is to advance the interests of Atomera Incorporated, a Delaware corporation (“Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

2.             Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1.           “Board” means the Company’s Board of Directors.

2.2.           “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3.           “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, or (v) with respect to a particular Participant, any other act or omission that constitutes “cause” as may be defined in any employment, consulting or similar agreement between such Participant and the Company or any Subsidiary.

2.4.           “Change in Control” means an event described in Section 11.1 of the Plan.

2.5.           “Code” means the Internal Revenue Code of 1986, as amended.

2.6.           “Committee” means the Compensation Committee of the Board or its delegates who are administering the Plan, as provided in Section 3 of the Plan, or, if no such committee is designated by the Board, the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

2.7.           “Common Stock” means the common stock of the Company, $0.001 par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8.           “Disability” means any medically determinable physical or mental impairment resulting in the service provider’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

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2.9.           “Effective Date” means February 23, 2023, but no Incentive Stock Option shall be awarded unless the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

2.10.         “Eligible Recipients” means all employees, officers, consultants and directors of the Company or any Subsidiary, and any person who has a relationship with the Company or any Subsidiary.

2.11.         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12.         “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the last sale price of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange or on the NASDAQ Stock Market on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the NASDAQ Stock Market, the closing bid price as of such date at the end of the regular trading session, as reported by OTC Bulletin Board, The OTC Market, or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13.         “Incentive Award” means an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted to an Eligible Recipient pursuant to the Plan.

2.14.         “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15.         “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16.         “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17.         “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18.         “Performance Awards” means an award of Common Stock or cash granted to an Eligible Recipient pursuant to Section 8 of the Plan and with respect to which shares of Common Stock or cash will be transferred to the Eligible Recipient in accordance with the provisions of such Section 8 and any agreement evidencing a Performance Award.

2.19.         “Performance Period” means, in respect of a Performance Award, a period of time established by the Committee within which any performance criteria relating to such Performance Award are to be achieved.

2.20.         “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.21.         “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

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2.22.         “Restricted Stock Unit” means an award granted to an Eligible Recipient pursuant to Section 7 of the Plan that represents a contractual obligation on the part of the Company to issue shares of Common Stock to the Participant upon the satisfaction of any specified performance criteria and/or the completion of a specified period of employment with the Company and its Subsidiaries.

2.23.         “Retirement” means normal or approved early termination of employment or service.

2.24.         “Securities Act” means the Securities Act of 1933, as amended.

2.25.         “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3.             Plan Administration.

3.1.           The Committee. The Plan will be administered by the Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Committee will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. The Committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of the Committee will constitute a quorum. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2.          Authority of the Committee.

(a)            In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) any performance criteria applicable to any Incentive Awards; (iv) the time or times when Incentive Awards will be granted and, where applicable, settled; (v) the duration of each Incentive Award; (vi) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b)            Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. Notwithstanding the foregoing, no Performance Award (or any other Incentive Award) that is subject to the requirements and restrictions of Section 409A of the Code may be amended in a manner that would violate Section 409A of the Code.

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(c)            In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including performance criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

(d)            Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; (B) Restricted Stock Awards; or (C) Performance Awards in exchange; or (iii) repurchasing the underwater Options and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d) and Section 11.4, an Option will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option.

4.             Shares Available for Issuance.

4.1.          Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 3,000,000, and the maximum number of shares of Common Stock that will be available for issuance in connection with Incentive Stock Options is 3,000,000. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2.          Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or withheld will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

4.3.          Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

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5.             Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.             Options.

6.1.          Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2.          Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3.          Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more of the performance criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that if the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted. In no case may an Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4.          Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

6.5.          Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its legal department and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

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7.             Restricted Stock Awards and Restricted Stock Units.

7.1.          Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under the Plan, and such Restricted Stock Awards and Restricted Stock Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards and Restricted Stock Units as it deems appropriate, including, without limitation, (i) the achievement of one or more of any performance criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

7.2.          Rights as a Stockholder; Transferability. Except as provided in Sections 7.1, 7.3, 7.4 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award or pursuant to a Restricted Stock Unit under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

7.3.          Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. A Participant to whom Restricted Stock Units have been granted will have no rights to receive any dividends or distributions with respect to the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units is settled and the Participant becomes the holder of record of any shares of Common Stock delivered in settlement of such Restricted Stock Units.

7.4.          Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

8.             Performance Awards.

8.1.          Grant. An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of any performance criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2           Performance Periods. The Performance Period with respect to each Performance Award will be such period of time commencing with the date of grant as is determined by the Committee on the date of grant.

8.3           Specification of Performance Criteria. Any grant of Performance Awards will specify any performance criteria that, if achieved, will result in payment or early payment of the Performance Award, and each grant may specify in respect of such specified performance criteria a minimum acceptable level of achievement and shall set forth a formula for determining the amount of the Performance Award that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified performance criteria.

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8.4.          Settlement – Time of Payment.

(a)           At the time any Performance Award is granted, the agreement evidencing the Performance Award will specify the time at which the vested portion of the Performance Award will be settled. In no event may the time of payment be changed after the Performance Award is granted.

(b)           The agreement may specify that settlement will be made upon vesting or the settlement will occur with respect to all vested Performance Awards as of a specified time.

(c)           To the extent the agreement does not provide for the settlement of vested Performance Awards on or before the date that is 2-1/2 months after the end of the year in which the Performance Award (or the relevant portion thereof) vests, the agreement will provide for payment to occur: (a) upon the Eligible Recipient’s separation from service, death or disability; (b) upon a Change in Control of the Company; or (c) upon a specified date or pursuant to a specified schedule. In all cases in which payment is to be made in accordance with this Section 8.4(c), the times specified for payment will be interpreted and administered in accordance with the requirements of Section 409A of the Code and any applicable regulations or guidance issued in connection with that Code section.

8.5.          Settlement – Form of Payment. As specified in the agreement evidencing the Performance Award, or some other written agreement between the Company and the Eligible Recipient, vested Performance Awards will be settled in cash or shares of Common Stock.

8.6.          Rights as a Stockholder. A Participant holding a Performance Award shall have no rights as a holder of Common Stock unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.7.          Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Performance Award at the time of grant or at any time after the grant of the Performance Award), the Participant shall not be entitled to receive dividends or distributions with respect to the shares subject to a Performance Award unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.8.          Unfunded and Unsecured Obligation of the Company. A Performance Award represents an unfunded and unsecured obligation of the Company to make payment to a Participant in accordance with the terms of this Plan or an award agreement. The Participant’s rights with respect to a Performance Award shall be those of an unsecured creditor of the Company.

9.             Effect of Termination of Employment or Other Service.

9.1.          Termination Due to Death or Disability. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a)           All outstanding Options then held by the Participant will, to the extent exercisable as of such termination remain exercisable in accordance with their terms for a period of six (6) months after such termination (but in no event after the expiration date of any such Option), provided, however, that any incentive stock option exercised later than three months after the date of termination shall be treated as a non-statutory stock option; and

(b)           All Restricted Stock Awards and Restricted Stock Units then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)           All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

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9.2.          Voluntary Termination. Subject to Section 9.4 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason other than death or Disability or Cause:

(a)           All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option); and

(b)           All Restricted Stock Awards and Restricted Stock Units then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)           All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.3.          Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, the Committee may, in its sole discretion (which may be exercised in connection with the grant or after the date of grant, including following such termination), determine that upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, any Options (or any part thereof) then held by such Participant may become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Restricted Stock Units and Performance Awards then held by such Participant may vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

9.4.          Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or the vesting of any Restricted Stock Award or Performance Award for a period of up to ninety (90) days in order for the Committee to make any determination as to the existence of Cause.

9.5.          Determination of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

10.           Payment of Withholding Taxes.

10.1.        General Rules. The Company is entitled to (a) make arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2.        Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

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11.           Change in Control.

11.1.        A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs has occurred:

(a)           the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Successor;

(b)           the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c)           any Successor (as defined in Section 11.2 below), other than a Bona Fide Underwriter (as defined in Section 11.2 below), becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 25% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 11.2 below), or (ii) more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

(d)           a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

(e)           the Continuity Directors cease for any reason to constitute at least 50% or more of the Board.

11.2.        Change in Control Definitions. For purposes of this Section 11:

(a)           “Continuity Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

(b)           “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

(c)           “Successor” means any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any “affiliate” (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company’s outstanding securities ordinarily having the right to vote at the election of directors or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company; (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body or (iii) any entity that at the time of the approval of this Plan owns in excess of 10% of the Company’s common stock and its affiliates.

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11.3.        Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all Options that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable in accordance with their terms; and (b) all Restricted Stock Awards and Restricted Stock Units that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of cash or shares of Common Stock pursuant to Performance Awards that have been outstanding for at least six months will lapse.

11.4.        Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that:

(a)           Some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options (“Option Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Option Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares, (ii) immediately prior to such Change in Control, a number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Option Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares; or (iii) any combination of cash or shares of Common Stock with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and

(b)           any Options which, as of the effective date of any such Change in Control, are “underwater” (as defined in Section 3.2(d)) shall terminate as of the effective date of any such Change in Control; and

(c)           some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards that remain subject to issuance based upon the future achievement of any performance criteria or other future event as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

11.5.        Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 11.3 or the payment of cash or shares of Common Stock in exchange for all or part of an Option as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 11.4 will, to that extent, not apply.

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12.           Rights of Eligible Recipients and Participants; Transferability.

12.1.        Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2.        Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

12.3.        Restrictions on Transfer.

(a)           Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting (in the case of Restricted Stock Awards) or settlement (in the case of Restricted Stock Units or Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)           A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)           Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

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12.4.        Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13.           Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14.           Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or the NASDAQ Global Select, Global or Capital Market or similar regulatory body; or (ii) such amendment seeks to modify Section 3.2(d) hereof. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 11 of the Plan.

15.           Effective Date and Duration of the Plan.

The Plan is effective as of the Effective Date. The Plan will terminate at midnight on February 22, 2033 and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

16.           Miscellaneous.

16.1.        Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware notwithstanding the conflicts of laws principles of any jurisdictions.

16.2.        Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

ATOMERA INCORPORATED

To Be Held Virtually On:

May 4, 2023 at 11:00 a.m. PDT

To attend the meeting via the Internet, please visit https://web.lumiagm.com/299510298

(password: atomera2023) and be sure to have available the control number.

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/20/2023.

Please visit http://www.astproxyportal.com/ast/22415/, where the following materials are available for view:

	•	Notice of Annual Meeting of Stockholders
	•	Proxy Statement
	•	Form of Electronic Proxy Card
	•	Annual Report

TO REQUEST MATERIAL:		TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:		ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the virtual Annual Meeting.

MAIL: You may request a card by following the instructions above.

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1. Election of Directors:	2. To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023.

NOMINEES:	3. To approve the Company’s 2023 Stock Incentive Plan.
01 John Gerber
02 Scott Bibaud 03 Steve Shevick	4. To approve, on an advisory basis, the compensation of the Company’s named executive officers.
04 Duy-Loan Le
05 Suja Ramnath	5. To grant our Board the authority to adjourn the meeting if necessary to solicit additional proxies with respect to previous proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3, 4 AND 5.

Please note that you cannot use this notice to vote by mail.

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